                                                                 EXHIBIT 10.3.2.

                                                                  CONFORMED COPY

                          AMENDMENT AND WAIVER dated as of March 12, 1997, with
                     respect to the Credit Agreement dated as of December 7, 1993, as amended (the "Credit Agreement"), among TRANSTAR, INC. (the "Borrower"), the lenders party thereto (the "Lenders") and THE CHASE MANHATTAN BANK (as successor to Chemical Bank), as administrative agent (in such capacity, the "Administrative Agent") and as issuing bank (in such capacity, the "Issuing Bank").

                  A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein.

                  B. The Borrower has requested and the Required Lenders hereby agree to eliminate the Interest Rate Protection covenant contained in Section
6.10 of the Credit Agreement.

                  C. The Borrower has requested and the Required Lenders hereby agree to grant a limited waiver of Section 2.12(d) of the Credit Agreement and thereby relieve the Borrower of its obligation to make an Excess Cash Flow prepayment for the fiscal year ended December 31, 1996.

                  D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment to Section 6.10. Section 6.10 of the Credit Agreement is hereby deleted in its entirety.

                  SECTION 2. Waiver. The undersigned Lenders hereby waive compliance by the Borrower with the provisions of Section 2.12(d) of the Credit Agreement to the extent (but only to the extent) necessary to excuse the Borrower from its obligation to make a mandatory prepayment thereunder in respect of Excess Cash Flow for the fiscal year ended December 31, 1996.

                  SECTION 3. Representations and Warranties. To induce the Lenders to enter into this Amendment and Waiver, the Borrower represents and warrants to the Lenders that, after giving effect to this Amendment and Waiver,
(a) the representations and warranties



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set forth in the Credit Agreement will be true and correct in all material respects on and as of the date hereof as though made on and as of such date, and
(b) no Event of Default shall have occurred and be continuing.

                  SECTION 4. Conditions to Effectiveness. This Amendment and Waiver shall become effective at such time as the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of the Borrower and the Required Lenders.

                  SECTION 5. Effect of Amendment and Waiver. Except as expressly set forth herein, this Amendment and Waiver shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment and Waiver shall apply and be effective only with respect to the provisions of the Credit Agreement set forth herein. Without limiting the generality of the foregoing, this Amendment and Waiver shall not relieve the Borrower of its obligations under Section 2.12(d) of the Credit Agreement with respect to prepayments in respect of Excess Cash Flow for fiscal years ending December 31, 1997, and thereafter.

                  SECTION 6. Counterparts. This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment and Waiver by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

                  SECTION 7. Applicable Law. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 8. Headings. The headings of this Amendment and Waiver are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment and Waiver to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                             TRANSTAR, INC.,

                                             by /s/ J. W. SCHULTE
                                                -----------------
                                                Name: J.W. Schulte
                                                Title: Vice President-Finance


                                             THE CHASE MANHATTAN BANK,
                                             individually, as Agent and as
                                             Issuing Bank,

                                             by /s/ JULIE S. LONG
                                                -----------------
                                                Name: Julie S. Long
                                                Title: Vice President


                                             BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION, as
                                             Co-Agent,

                                             by /s/ RONALD E. MCKAIG
                                                --------------------
                                                Name: Ronald E. McKaig
                                                Title: Vice President


                                             BANK OF MONTREAL, as Co-Agent,

                                             by /s/ BERNARD SILGARDO
                                                --------------------
                                                Name: Bernard J. Silgardo
                                                Title: Director


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                                             THE INDUSTRIAL BANK OF JAPAN,
                                             LIMITED, as Co-Agent,

                                             by /s/ TAKUYA HONJO
                                                ----------------
                                                Name: Takuya Honjo
                                                Title: Senior Vice President


                                             THE LONG-TERM CREDIT BANK OF JAPAN,
                                             LTD., NEW YORK BRANCH, as Co-Agent,

                                             by /s/ NOBORU KUBOTA
                                                -----------------
                                                Name: Noboru Kubota
                                                Title: Deputy General Manager


                                             THE NIPPON CREDIT BANK, LTD., as
                                             Co-Agent,

                                             by /s/ CLIFFORD ABRAMSKY
                                                ---------------------
                                                Name: Clifford Abramsky
                                                Title: Senior Manager


                                             CIBC, INC.,

                                             by /s/ STEPHANIE E. JOHNSON
                                                ------------------------
                                                Name: Stephanie E. Johnson
                                                Title: Authorized Signatory


                                             CREDIT LYONNAIS NEW YORK BRANCH,

                                             by /s/ VLADIMIR LABUN
                                                ------------------
                                                Name: Vladimir Labun
                                                Title:First Vice President
                                                      Manager

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                                             FIRST BANK NATIONAL ASSOCIATION,

                                             by /s/ OTILIA CHEUNG-BELMONT
                                                -------------------------
                                                Name: Otilia Cheung-Belmont
                                                Title: Commercial Banking
                                                       Officer


                                             FLEET NATIONAL BANK, N.A.,

                                             by /s/ ROBERT J. LORD
                                                ------------------
                                                Name: Robert J. Lord
                                                Title: Vice President


                                             MELLON BANK N.A.,

                                             by /s/ RICHARD K. JAMES
                                                --------------------
                                                Name: Richard K. James
                                                Title: Vice President


                                             NATIONSBANK OF NORTH CAROLINA,
                                             N.A.,

                                             by /s/ RAJESH SOOD
                                                ---------------
                                                Name: Rajesh Sood
                                                Title: Vice President


                                             BANQUE FRANCAISE DU COMMERCE
                                             EXTERIEUR, GRAND CAYMAN BRANCH,

                                             by /s/ KEVIN DOOLEY
                                                ----------------
                                                Name: Kevin Dooley
                                                Title: Vice President

                                             by /s/ WILLIAM C. MAIER
                                                --------------------
                                                Name: William C. Maier
                                                Title: VP-Group Manager

                                             BANQUE PARIBAS,

                                             by /s/ DOUGLAS R. GOUCHUE
                                                ----------------------
                                                Name: Douglas R.Gouchue
                                                Title: Director

                                             by /s/ EDWARD IRWIN
                                                ----------------
                                                Name: Edward Irwin
                                                Title:


                                             BHF BANK,

                                             by /s/ PERRY FORMAN
                                                ----------------
                                                Name: Perry Forman
                                                Title: VP

                                             by /s/ THOMAS J. SCIFO
                                                -------------------
                                                Name: Thomas J. Scifo
                                                Title: Assistant Vice
                                                       President


                                             PHILADELPHIA NATIONAL BANK,
                                             incorporated as CORESTATES
                                             BANK, N.A.,

                                             by /s/ BEVERLY J. COLLER
                                                ---------------------
                                                Name: Beverly J. Coller
                                                Title: Vice President


                                             THE SUMITOMO TRUST & BANKING
                                             COMPANY, LTD., NEW YORK BRANCH

                                              by /s/ SURAJ P. BHATIA
                                                 -------------------
                                                 Name: Suraj P. Bhatia
                                                 Title: Senior Vice President
                                                        Manager, Corporate
                                                        Finance Dept.

                                                  CERES FINANCE LTD.,

                                                  by CHANCELLOR SENIOR SECURED
                                                     MANAGEMENT, INC., as
                                                     Financial Manager,

                                                  by /s/ DERRIE BOGGESS
                                                     ------------------
                                                     Name: Derrie Boggess
                                                     Title: Director


                                                  PARIBAS CAPITAL FUNDING LLC,

                                                  by /s/ M. STEVEN ALEXANDER
                                                     -----------------------
                                                     Name: M. Steven Alexander
                                                     Title:

                                 [NOT ON COPY]



                                                  CREDIT SUISSE FIRST BOSTON,

                                                  by /s/ ROBERT N. FINNEY
                                                     --------------------
                                                     Name: Robert N. Finney
                                                     Title: Managing Director

                                                  by /s/ THOMAS G. MUOIO
                                                     -------------------
                                                     Name: Thomas G. Muoio
                                                     Title: Associate


                                                  DG BANK,

                                                  by /s/ LEO VON REISSIG
                                                     -------------------
                                                     Name: Leo Von Reissig
                                                     Title: Assistant Vice
                                                            President


                                                  RESTRUCTURED OBLIGATIONS
                                                  BACKED BY SENIOR ASSETS B.V.,

                                                  by CHANCELLOR SENIOR SECURED
                                                     MANAGEMENT, INC., as
                                                     Portfolio Advisor,

                                                  by /s/STEPHEN M. ALFIERI
                                                     ----------------------
                                                     Name: Stephen M. Alfieri
                                                     Title: Managing Director


                                                  RESTRUCTURED OBLIGATIONS
                                                  BACKED BY SENIOR ASSETS 2
                                                  (ROSA 2),

                                                  by CHANCELLOR SENIOR SECURED
                                                     MANAGEMENT, INC., as
                                                     Portfolio Advisor,

                                                  by /s/ STEPHEN M. ALFIERI
                                                     ----------------------
                                                     Name: Stephen M. Alfieri
                                                     Title: Managing Director